EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AmeriServ Financial, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig G. Ford, Chairman, President & CEO of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1).      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2).  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALLAN M. DENNISON
Allan M. Dennison
President & CEO
January 6, 2005